Exhibit 99.1
EXECUTION COPY
AMENDMENT TO LOAN AND SECURITY AGREEMENT
This AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 1, 2011, is made by and among GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC., a Delaware corporation (the “Company”), GLOBAL STRATEGIES GROUP (NORTH AMERICA) INC., a Maryland corporation (“GNA”), THE ANALYSIS CORP., a Delaware corporation (“TAC”), GTEC CYBER SOLUTIONS, INC., a Florida corporation, formerly known as Zytel Corporation, a Florida corporation (“Cyber”), GTEC Assured IT, LLC, a Florida limited liability company, formerly known as Signature Government Solutions, LLC, a Florida limited liability company (together with the Company, GNA, TAC and Cyber, the “Borrowers”), the Lenders (as defined below) party hereto, and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Loan Agreement (as defined below).
RECITALS
WHEREAS, the Borrowers are parties to the Amended and Restated Loan and Security Agreement, dated as of December 10, 2010 (as amended, modified or otherwise supplemented from time to time, the “Loan Agreement”), among the Borrowers, the several banks and financial institutions party thereto (the “Lenders”), SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”), and the other agents, arrangers and book manager party thereto.
WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Loan Agreement. The Required Lenders and the Administrative Agent have agreed to do so, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
Section 1. Incorporation of Recitals. The Recitals hereto are incorporated herein by reference to the same extent and with the same effect as if fully set forth herein.
Section 2. Amendments
(a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Change in Control” in its entirety and substituting in lieu thereof the following new definition:
““Change in Control” means the occurrence of one or more of the following events: (a) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or “group” (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or “group” (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), other than (i) Ares or (ii) Contego Systems LLC, Kende Holding kft, Global Strategies Group Holding S.A. or any of their affiliates or successor entities as long as they are controlled, directly or indirectly, by Damian Perl, of 50% or more of the outstanding shares of the voting stock of the Company; or (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the current board of directors or Ares, or (ii) appointed by directors so nominated.”

(b) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new defined terms in appropriate alphabetical order:
““Ares” means Ares Corporate Opportunities Fund III, L.P. or any Affiliate thereof.
“Company Common Stock” means shares of common stock, par value $0.01 per share, of the Company.
“Merger Sub” means Sentinel Acquisition Corporation, a Delaware corporation.
“Tender Offer” means the tender offer by Merger Sub to purchase all of the issued and outstanding shares of Company Common Stock.”
(c) Section 2.21(a) of the Loan Agreement is hereby amended by inserting the following text at the end thereof:
“; provided that the issuance of Company Common Stock by the Company to Merger Sub in connection with the Tender Offer shall not constitute an Equity Issuance for purposes of this Section 2.21(a).”
(d) Section 6.3 of the Loan Agreement is hereby amended by inserting the following text at the end thereof:
“; provided that Merger Sub may merge with and into the Company on or after the date on which the Tender Offer is consummated, so long as the Company is the surviving entity.”
(e) Except as specifically modified by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.
(f) Each of the Borrowers, the Administrative Agent and the Lenders agree that each reference in the Loan Documents to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended hereby.
Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date first above written, provided the Administrative Agent shall have received a counterpart of this Amendment, each duly executed and delivered by all of the Borrowers, the Required Lenders and the Administrative Agent, and the following conditions are satisfied:
(a) Before and after giving effect to this Amendment, the representations and warranties of the Borrowers in the Loan Documents shall be true and correct as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Documents.
(b) Before and after giving effect to this Amendment, no Default nor Event of Default shall have occurred and be continuing.

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(c) No material adverse change shall have occurred in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrowers and their respective Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to date.
(d) The Borrowers shall have paid to the Administrative Agent and the Arranger all reasonable, out-of-pocket costs and expenses incurred by the Administrative Agent and the Arranger in connection with this Amendment, including the reasonable, out-of-pocket costs and expenses of their counsel.
The ongoing effectiveness of this Amendment is conditioned upon compliance by Ares (as defined in Section 1 hereof) with its obligations, if any, under Section 4 hereof.
Notwithstanding anything to the contrary herein or otherwise, the Administrative Agent shall notify the Borrowers, the Lenders and Ares Corporate Opportunities Fund III, L.P. in writing (including by email), on the date on which the conditions to initial effectiveness specified in this Section 3 have been satisfied, that such conditions have been satisfied and the Amendment is effective.
Section 4. Conditions to Ongoing Effectiveness. Ares Corporate Opportunities Fund III, L.P. shall (or shall cause an affiliate thereof to), on the Business Day on which the merger of the Company and Merger Sub (as defined in Section 1 hereof) occurs (whether or not the Obligations under the Loan Agreement have been satisfied in full and the Commitments thereunder terminated), pay to the Administrative Agent, a consent fee, for the account of each Lender that has executed and delivered a counterpart of this Amendment by the effective date of this Amendment, in an amount equal to 0.20% of such Lender’s Revolving Commitment; provided that no such consent fees shall be payable if, prior to the date by which payment is otherwise required to be made under this Section 4, any of the provisions amended in Section 1 hereof (including, without limitation, any defined terms modified therein) have been further amended, modified or otherwise supplemented, or waived, without the prior written consent of Ares Corporate Opportunities Fund III, L.P., which may be given or withheld in its sole discretion.
Section 5. Amendment Only; No Novation; Modification of Loan Documents. Each of the Borrowers acknowledges and agrees that this Amendment only amends the terms of the Loan Agreement and the other Loan Documents and does not constitute a novation, and each of the Borrowers ratifies and confirms the terms and provisions of, and its obligations under, the Loan Agreement and the other Loan Documents in all respects. Each of the Borrowers acknowledges and agrees that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Amendment. To the extent of a conflict between the terms of any Loan Document and the terms of this Amendment, the terms of this Amendment shall control.
Section 6. No Further Amendments. Nothing in this Amendment or any prior amendment to the Loan Documents shall require the Administrative Agent or the Lender to grant any further amendments to the terms of the Loan Documents. Each of the Borrowers acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.
Section 7. Representations and Warranties. Each Borrower represents and warrants that this Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors. All other representations and warranties made by the Borrowers in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents.

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Section 8. Confirmation of Lien. Each Borrower hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Loan Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or conveyance effected by the Loans or the priority thereof over other liens, charges, encumbrances or conveyances.
Section 9. Fees and Expenses. The Borrowers hereby confirm their joint and several obligations under Section 11.3(a) of the Loan Agreement to pay all reasonable, out-of-pocket costs and expenses of the Administrative Agent and the Arranger in connection with this Amendment, including the reasonable, out-of-pocket costs and expenses of counsel to the Administrative Agent and the Arranger.
Section 10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or email), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
Section 11. Severability. Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 12. GOVERNING LAW. This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
Section 13. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers or authorized signatories, as of the date first above written.

BORROWERS: GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC., a Delaware corporation
By:	/s/ Joseph M. Cormier
Name:	Joseph M. Cormier
Title:	EVP & CFO

GLOBAL STRATEGIES GROUP (NORTH AMERICA) INC, a Maryland corporation
By:	/s/ Joseph M. Cormier
Name:	Joseph M. Cormier
Title:	Treasurer

THE ANALYSIS CORP., a Delaware corporation
By:	/s/ Joseph M. Cormier
Name:	Joseph M. Cormier
Title:	Treasurer

GTEC CYBER SOLUTIONS, INC., a Florida corporation, formerly known as Zytel Corporation, a Florida corporation
By:	/s/ Joseph M. Cormier
Name:	Joseph M. Cormier
Title:	Treasurer

GTEC Assured IT, LLC, a Florida limited liability company
By:	/s/ Joseph M. Cormier
Name:	Joseph M. Cormier
Title:	Treasurer

ADMINISTRATIVE AGENT: SUNTRUST BANK, a Georgia banking corporation, as Administrative Agent, Issuing Bank and Swingline Lender
By:	/s/ Peter J. Mandanis
Name:	Peter J. Mandanis
Title	Senior Vice President

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LENDERS: SUNTRUST BANK, a Georgia banking corporation, as a Lender
By:	/s/ Peter J. Mandanis
Name:	Peter J. Mandanis
Title	Senior Vice President

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WELLS FARGO BANK, N.A.
By:	/s/ Jeri A. Fetterman
Name:	Jeri A. Fetterman
Title:	Senior Vice President

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BANK OF AMERICA, N.A.
By:	/s/ Mark A. Zirkle
Name:	Mark A. Zirkle
Title:	Vice President

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CITIZENS BANK OF PENNSYLVANIA
By:	/s/ Tracy Van Riper
Name:	Tracy Van Riper
Title:	Senior Vice President

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BRANCH BANKING AND TRUST COMPANY
By:	/s/ Daniel T. Laurenzi
Name:	Daniel T. Laurenzi
Title:	Vice President

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STIFEL BANK & TRUST
By:	/s/ John H. Phillips
Name:	John H. Phillips
Title:	Executive Vice President
Stifel Bank & Trust

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Acknowledged and Agreed to
solely as to its obligations in Section 4
of the foregoing Amendment:
ARES CORPORATE OPPORTUNITIES FUND III, L.P.

By:	ACOF Operating Manager III, LLC, its manager

By:	/s/ Matt Cwiertnia
Name:	Matt Cwiertnia
Title:	Vice President